Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED APRIL 22, 2008

to

PROSPECTUS DATED OCTOBER 31, 2007

The Prospectus sections noted below are replaced to read as follows:

“PRINCIPAL INVESTMENT STRATEGIES’’ page 3, paragraph one:

The Money Market Fund’s investment adviser invests substantially all of the Fund’s assets only in the following types of securities:

•

obligations of the United States government, its agencies and instrumentalities;

•

commercial paper rated in the highest short-term rating category by at least one Nationally Recognized Statistical Rating Organization at time of purchase and maturing not more than 270 days after the date of purchase;

•

certificate of deposit issued by banks, thrift institutions, savings banks or credit unions that maintain a principal or branch office in the State of Michigan which are rated in the highest short-term rating category by at least one NRSRO or if unrated, has been determined by the Fund’s Board to be of comparable quality, and

•

repurchase agreements collateralized by obligations of the United States government, its agencies and instrumentalities.

“PRINCIPAL INVESTMENT STRATEGIES AND RISKS’’ page 7, paragraph one:

Commercial Paper.  Commercial paper is a form of short-term (no more than 270-day maturity), usually fixed-rate, corporate debt represented by unsecured promissory notes of the issuing company.  The commercial paper in which the Fund may invest will be rated at the time of investment in the highest short-term rating category assigned by at least one Nationally Recognized Statistical Rating Organization (e.g., Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Group).

Please keep this supplement for future reference